                                                                   Exhibit 10.10

                                                                [EXECUTION COPY]

                 SECOND AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT
                           TO UNIT PURCHASE AGREEMENT

     This Second Amendment, Acknowledgment and Supplement to Unit Purchase Agreement (this "AMENDMENT AND SUPPLEMENT"), dated as of April 6, 2004, is made to the Unit Purchase Agreement, dated as of February 6, 2004, by and among Medtech/Denorex, LLC, a Delaware limited liability company (n/k/a Prestige International Holdings, LLC, the "COMPANY"), GTCR Fund VIII, L.P., a Delaware limited partnership, GTCR Fund VIII/B, L.P., a Delaware limited partnership, GTCR Co-Invest II, L.P., a Delaware limited partnership, and the TCW/Crescent Purchasers (as defined therein), as amended by the First Amendment, Acknowledgment and Supplement to Unit Purchase Agreement (the "FIRST AMENDMENT"), dated as of the date hereof, by and among the Company, GTCR Fund VIII, GTCR Fund VIII/B, GTCR Co-Invest, GTCR Capital Partners and the TCW/Crescent Purchasers (the "AGREEMENT"). Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, the Company has indirectly acquired all of the outstanding shares of capital stock of Bonita Bay Holdings, Inc., a Virginia corporation and ultimate parent of Prestige Brands International, Inc. (the "ACQUISITION"); and

     WHEREAS, the undersigned desire to amend certain terms of the Agreement, add the TCW/Crescent Lenders (as defined below) as a party to the Agreement, make certain acknowledgments with respect to the Agreement and reaffirm the other terms and provisions of the Agreement in order to better reflect the intent of the undersigned after giving effect to the Acquisition; and

     WHEREAS, the TCW/Crescent Purchasers desire to purchase, and the GTCR Purchasers and GTCR Capital Partners desire to sell to the TCW/Crescent Purchasers, an aggregate of 1,367,232 Common Units and 4,188.976 Class B Preferred Units for an aggregate purchase price of $4,380,787.

     NOW, THEREFORE, effective immediately following the consummation of the Acquisition, the undersigned, intending to be legally bound, hereby agree as follows:

                              AMENDMENT PROVISIONS

1.   The following defined terms (and related definitions) shall be added to the
     Agreement:

     (a) "TCW/CRESCENT LENDERS" means collectively, TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

2. The definitions for each of the following defined terms in the Agreement shall be deleted in their entirety and amended and restated as follows:

     (a) "PURCHASERS" means the GTCR Purchasers, the TCW/Crescent Purchasers, GTCR Capital Partners and the TCW/Crescent Lenders (and each individually a "PURCHASER").

3. The last sentence of Section 1.B(b) of the Agreement shall be deleted in its entirety and amended and restated as follows:

     Notwithstanding anything to the contrary herein, the aggregate amount of Securities which the TCW/Crescent Purchasers or TCW/Crescent Lenders, as the case may be, are collectively purchasing hereunder (or which the TCW/Crescent Purchasers (or their transferees) or the TCW/Crescent Lenders (or their transferees), as the case may be, are collectively selling pursuant to the repurchase provisions hereunder) shall be allocated among the TCW/Crescent Purchasers or TCW/Crescent Lenders, as the case may be, in accordance with the allocation percentage opposite each TCW/Crescent Purchaser's name under the heading "TCW/Crescent Purchaser Allocations" on the "Schedule of TCW/Crescent Allocations" attached hereto or in accordance with the allocation percentage opposite each TCW/Crescent Lender's name under the heading "TCW/Crescent Lender Allocations" on the "Schedule of TCW/Crescent Allocations" attached hereto, as the case may be.

4. The heading of Section 1.B(e) shall be deleted in its entirety and amended and restated as follows:

     (e)    TCW/CRESCENT PURCHASERS SUBSEQUENT CLOSINGS.

5. In Section 1.B(e)(i) of the Agreement, the number "0.0278" shall be deleted in its entirety and amended and replaced with the number "0.0537".

6. In Section 1.B(e)(ii) of the Agreement, the dollar amount of "$6,945,918" shall be deleted in its entirety and amended and replaced with the dollar amount of "$13,435,226".

7. In Section 1.B(f)(i) of the Agreement, the number "0.0255" shall be deleted in its entirety and amended and replaced with the number "0.0248".

8. In Section 1.B(f)(ii) of the Agreement, the dollar amount of "$6,381,314" shall be deleted in its entirety and amended and replaced with the dollar amount of "$6,189,061".

9.   A new Section 1.B(g) shall be added to the Agreement as follows:

     (g)    TCW/CRESCENT LENDERS SUBSEQUENT CLOSINGS.

     (i) In connection with each Subsequent Closing occurring after the date of the Second Amendment, Acknowledgment and Supplement to Unit Purchase Agreement, dated as of April 6, 2004 (the "SECOND AMENDMENT"), the TCW/Crescent Lenders may, but shall not be obligated to, purchase a number of Class B Preferred Units equal to the total number of Class B Preferred Units being purchased at such Subsequent Closing multiplied by 0.0033 and on the same terms and conditions as the GTCR Purchasers; PROVIDED THAT, if the TCW/Crescent Lenders choose not to purchase all of the Class B Preferred Units it is entitled to purchase at any Subsequent Closing, they may not purchase Class B Preferred Units at such Subsequent Closing or at any Subsequent Closing thereafter.

     (ii) In connection with any Subsequent Closing in which the TCW/Crescent Lenders do not purchase Class B Preferred Units, the Participating Purchasers with respect to such Subsequent Closing shall have the right to purchase from the TCW/Crescent Lenders and transferees a number of Common Units. The number of Common Units to be purchased hereunder will be determined by calculating the amount that the TCW/Crescent Lenders would have been entitled to invest had the TCW/Crescent Lenders participated in such Subsequent Closing and dividing that amount by $833,286 (i.e., the TCW/Crescent Lenders' total committed equity) (the "TCW/CRESCENT LENDERS' RATIO"). The TCW/Crescent Lenders' Ratio will then be multiplied by the number of Common Units held by the TCW/Crescent Lenders and its transferees immediately prior to such Subsequent Closing. Such product will then be adjusted to give effect to any change in the Fair Market Value of the Company and its Subsidiaries between the date hereof and the date immediately preceding such Subsequent Closing before giving effect to such Subsequent Closing by dividing such product by the multiple of such increase in Fair Market Value of the Company and its Subsidiaries or by 1 minus the percentage decrease in such Fair Market Value of the Company and its Subsidiaries, as the case may be. Such right to purchase in favor of the Participating Purchasers (i) must be exercised on the date of the Subsequent Closing if the TCW/Crescent Lenders (or their transferees, as the case may be) have notified the Purchasers at least three (3) business days prior to such Subsequent Closing that they do not intend to participate in such Subsequent Closing or otherwise within five (5) business days after such Subsequent Closing, (ii) shall not, under any circumstances, permit the Participating Purchasers to purchase any Common Units held by the TCW/Crescent Lenders or their transferees which were initially purchased hereunder by the TCW/Crescent Purchasers pursuant to SECTIONS 1.B(b) or 1.B(e) or the TCW Incremental Co-Invest Transactions (as defined in the Second Amendment) and (iii) shall, if the Participating Purchasers elect to purchase an aggregate number of Common Units under this
     SECTION 1.B(g) greater than the number determined to be available for purchase in accordance with the terms of this SECTION 1.B(g), then the available Common Units shall be allocated among the Participating Purchasers on a pro rata basis consistent with each such Participating Purchaser's portion of the investment made pursuant to such Subsequent Closing. "Fair Market Value" for purposes of this SECTION 1.B(g) shall be the fair market value of all equity of the Company using the methodology procedures set forth in the definition of Fair Market Value in SECTION 6 hereof.

     (iii)  The purchase price for each Common Unit repurchased pursuant to this
     SECTION 1.B(g) will be $0.10 per unit (each as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

     (iv)   The closing of the purchase of the Common Units pursuant to this
     SECTION 1.B(g) shall take place on the date designated in a notice given to the TCW/Crescent Lenders in accordance herewith, which date shall not be more than 30 days nor less than five days after the delivery of such notice. Each Participating Purchaser will pay for the Common Units to be purchased by it by a check or wire transfer of immediately available funds. The Participating Purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

10. The PURCHASER NOTICE SCHEDULE attached to the Agreement shall be replaced and superseded in its entirety by the PURCHASER NOTICE SCHEDULE attached hereto.

                               PURCHASE PROVISIONS

11. Immediately following the consummation of the Acquisition, subject to the terms and conditions set forth herein, for an aggregate purchase price of $4,380,787, the TCW/Crescent Purchasers shall purchase from the GTCR Purchasers and GTCR Capital Partners, and the GTCR Purchasers and GTCR Capital Partners shall sell to the TCW/Crescent Purchasers, the following
     Securities: (i) the TCW/Crescent Purchasers shall purchase from GTCR Fund VIII, and GTCR Fund VIII shall sell to the TCW/Crescent Purchasers, 3,454.338 Class B Preferred Units at a price of $1,000 per unit PLUS the Class B Unpaid Yield thereon (as defined in the LLC Agreement) and 1,127,455 Common Units at a price of $0.10 per unit; (ii) the TCW/Crescent Purchasers shall purchase from GTCR Fund VIII/B, and GTCR Fund VIII/B shall sell to the TCW/Crescent Purchasers, 606.220 Class B Preferred Units at a price of $1,000 per unit PLUS the Class B Unpaid Yield thereon and 197,863 Common Units at a price of $0.10 per unit; (iii) the TCW/Crescent Purchasers shall purchase from GTCR Co-Invest, and GTCR Co-Invest shall sell to the TCW/Crescent Purchasers, 18.437 Class B Preferred Units at a price of $1,000 per unit PLUS the Class B Unpaid Yield thereon and 6,018 Common Units at a price of $0.10 per unit; and (iv) the TCW/Crescent Purchasers shall purchase from GTCR Capital Partners, and GTCR Capital Partners shall sell to the TCW/Crescent Purchasers, 109.980 Class B Preferred Units at a price of $1,000 per unit PLUS the Class B Unpaid Yield thereon and 35,896 Common Units at a price of $0.10 per unit. The aggregate amount of Securities which the TCW/Crescent Purchasers are collectively purchasing pursuant to the foregoing shall be allocated among the TCW/Crescent Purchasers in accordance with the allocation percentage opposite each TCW/Crescent Purchaser's name under the heading "TCW/Crescent Purchaser Allocations" on the "Schedule of TCW/Crescent Allocations" attached hereto. The transactions described in this Section 11 are referred to herein as the "TCW INCREMENTAL CO-INVEST TRANSACTIONS".

12. The closing of the TCW Incremental Co-Invest Transactions (the "SUPPLEMENTAL CLOSING") shall occur immediately following the consummation of the Acquisition and simultaneous with the effectiveness of the amendments described in this Amendment and Supplement. At the Supplemental Closing, the GTCR Purchasers and GTCR Capital Partners shall deliver to the TCW/Crescent Purchasers the unit certificates evidencing the Class B Preferred Units and Common Units to be purchased by the TCW/Crescent Purchasers upon payment of the purchase price thereof by wire transfer of immediately available funds to such account as designated by the GTCR Purchasers and GTCR Capital Partners, as applicable.

13. As of the date of this Amendment and Supplement, each of the GTCR Purchasers and GTCR Capital Partners is the holder of record and owns beneficially the number of Class B Preferred Units and Common Units being sold by such Person to the TCW/Crescent Purchasers at the Supplemental Closing (such Person's "APPLICABLE SECURITIES"). Other than the transfer restrictions set forth in the Transaction Documents, each of the GTCR Purchasers and GTCR Capital Partners owns its Applicable Securities free and clear of all liens, pledges, voting agreements, voting trusts, proxy agreements, security interests, or encumbrances of any kind (collectively, "LIENS"). Upon the consummation of the TCW Incremental Co-Invest Transactions, the TCW/Crescent Purchasers will receive good and valid title to such Person's Applicable Securities, free and clear of all Liens other than as provided pursuant to the Transaction Documents and applicable securities laws.

14. Each of the TCW/Crescent Purchasers hereby represents that it is acquiring the Class B Preferred Units and Common Units pursuant to the TCW Incremental Co-Invest Transactions for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. Each of the TCW/Crescent Purchasers agrees and acknowledges that the Class B Preferred Units and Common Units purchased at the Supplemental Closing shall be deemed "Securities" under the Agreement.

                               GENERAL PROVISIONS

15. Except for the changes noted in Sections 1 through 10 above, the Agreement shall remain in full force and effect and any dispute under this Amendment and Supplement shall be resolved in accordance with the terms of the Agreement, including, but not limited to, Section 7.L thereof (Governing
     Law).

16. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Amendment and Supplement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a Purchaser or on its behalf.

17. This Amendment and Supplement may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, Acknowledgment and Supplement to Unit Purchase Agreement on the date first written above.

                                        PRESTIGE INTERNATIONAL HOLDINGS, LLC

                                        By:    /S/ PETER J. ANDERSON
                                              ------------------------------
                                        Name:   Peter J. Anderson
                                              ------------------------------
                                        Title:  Chief Financial Officer
                                              ------------------------------

                                        GTCR FUND VIII, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:  /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        GTCR FUND VIII/B, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:  /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        GTCR CO-INVEST II, L.P.

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:  /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

   [SIGNATURE PAGE TO SECOND AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT TO UNIT
                               PURCHASE AGREEMENT]

                                        GTCR CAPITAL PARTNERS, L.P.

                                        By:   GTCR Mezzanine Partners, L.P.
                                        Its:  General Partner

                                        By:   GTCR Partners VI, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner, L.L.C.
                                        Its:  General Partner

                                        By:  /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        TCW/CRESCENT MEZZANINE
                                        PARTNERS III, L.P.
                                        TCW/CRESCENT MEZZANINE TRUST III
                                        TCW/CRESCENT MEZZANINE
                                        PARTNERS III NETHERLANDS, L.P.,
                                        each in its capacity as both a
                                        TCW/Crescent Purchaser and
                                        TCW/Crescent Lender hereunder

                                        By:   TCW/Crescent Mezzanine
                                              Management III, L.L.C.,
                                              its Investment Manager

                                        By:   TCW Asset Management Company,
                                              its Sub-Advisor


                                        By:   /S/ TIMOTHY P. COSTELLO
                                           ---------------------------------
                                        Name:  Timothy P. Costello
                                        Title: Managing Director

   [SIGNATURE PAGE TO SECOND AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT TO UNIT
                               PURCHASE AGREEMENT]

                            PURCHASE NOTICE SCHEDULE

IF TO THE GTCR PURCHASERS:

GTCR Fund VIII, L.P.
GTCR Fund VIII/B, L.P.
GTCR Co-Invest II, L.P.
c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:  David A. Donnini and Vincent J. Hemmer

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:  Stephen L. Ritchie, P.C.

IF TO GTCR CAPITAL PARTNERS:

c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:    Barry R. Dunn

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:    Kevin R. Evanich, P.C. and Christopher J. Greeno

IF TO THE TCW/CRESCENT PURCHASERS:

TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas  75201
Attention:  Timothy P. Costello
Telecopier No.:  (214) 740-7382

WITH A COPY TO:

Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas  75201
Attention:  Gary B. Clark
Telecopier No.:  (214) 999-4667

                      SCHEDULE OF TCW/CRESCENT ALLOCATIONS

TCW/CRESCENT PURCHASER                        TCW/CRESCENT PURCHASER ALLOCATIONS
-------------------------------------------   ----------------------------------
TCW/CRESCENT MEZZANINE PARTNERS III, L.P.                               83.5667%

TCW/CRESCENT MEZZANINE TRUST III                                        13.0190%

TCW/CRESCENT MEZZANINE PARTNERS III
NETHERLANDS, L.P.                                                        3.4143%

TCW/CRESCENT LENDER                           TCW/CRESCENT LENDER ALLOCATIONS
-------------------------------------------   ----------------------------------
TCW/CRESCENT MEZZANINE PARTNERS III, L.P.                               83.5667%

TCW/CRESCENT MEZZANINE TRUST III                                        13.0190%

TCW/CRESCENT MEZZANINE PARTNERS III
NETHERLANDS, L.P.                                                        3.4143%